UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 18, 2005
CYBERKINETICS NEUROTECHNOLOGY SYSTEMS, INC.
(Exact name of registrant specified in charter)

Delaware	000-50505	13-4287300

(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
100 Foxborough Blvd., Suite 240
Foxborough, MA 02035
(Address of principal executive offices) (Zip Code)
(508) 549-9981
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors: Appointment of Principal Officers.
     On and effective October 18, 2005, Philip W. Morgan resigned as a member of the Board of Directors of Cyberkinetics Neurotechnology Systems, Inc. (the “Company”), as well as the Company’s Compensation Committee. Mr. Morgan’s resignation is not in connection with any known disagreement with the Company on any matter.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cyberkinetics Neurotechnology Systems, Inc.
Date: October 19, 2005	By:	/s/ Timothy R. Surgenor
Timothy R. Surgenor
Chief Executive Officer (Duly Authorized Officer)